UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002


                        Commission file number: 333-4520


                               RACI Holding, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                            51-0350929
 (State or other jurisdiction
 of incorporation or organization)     (I.R.S. Employer Identification No.)



                               870 Remington Drive
                                  P.O. Box 700
                       Madison, North Carolina 27025-0700
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (336) 548-8700
              (Registrant's telephone number, including area code)

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ITEM 7.  EXHIBITS

(c)  Exhibits.

Exhibit 99.1 Certification of Thomas L. Millner, President and Chief Executive Officer of RACI Holding, Inc. (the "Company"), which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code 1350.

Exhibit 99.2 Certification of Mark A. Little, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code 1350.

ITEM 9.  REGULATION FD DISCLOSURE

     Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Thomas L. Millner, President and Chief Executive Officer of the Company, and Mark A. Little, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of the Company, respectively, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code 1350.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RACI HOLDING, INC.
                                            (Registrant)



         Date:    August 13, 2002           By:     /s/Mark A. Little
                                                    ------------------------
                                            Name:   Mark A. Little
                                            Title:  Executive Vice President,
                                                    Chief Financial Officer and
                                                    Chief Administrative Officer

                                  Exhibit Index

Exhibit Number                                       Description
--------------             -----------------------------------------------------

99.1 Certification of Thomas L. Millner, President and Chief Executive Officer of RACI Holding, Inc. (the "Company"), which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code 1350.



99.2 Certification of Mark A. Little, Executive Vice President, Chief Financial Officer and Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code 1350.